Corporate Update Kaufman Brothers Investment Conference September 2008 Exhibit 99.1

Safe Harbor Statement
Certain matters discussed herein constitute forward-looking
statements that are based on management’s current expectations, and involve risks and uncertainties that could cause actual results to differ materially from those projected. The risks include, among others, risks related to the previously disclosed restatement of
Vitesse’s financial statements, and Vitesse’s failure to file its required reports under the Securities Exchange Act of 1934.
Furthermore, information provided which is not historical in nature is considered to be forward-looking pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.
Vitesse undertakes no duty to update any forward-looking
statements or to confirm forward-looking statements to actual results or changes in the Company’s expectations.

The Company
Founded 1984.  Initial Offering: December 1991
Symbol: VTSS (Currently trading on Pink Sheets)
World-Class Products and Technology
20+ Year History
SONET and Ethernet Networking
High-Speed Mixed-Signal Physical Layer Technologies
Worldwide Presence
Headquarters: Camarillo, California
Five Domestic and Four International Design Centers
Diversified Sales:  50% domestic, 30% Asia, 20% Europe
500 Employees
308 in Engineering

Financial Position
Cash Flow Positive From Operations
Improved Cash Balance
Restructured Debt
FY06 / FY07 Earnings Complete
Timely Filer in 2008
Company Status
Corporate Structure
Filled Key Management Positions
Re-constituted Board of Directors
Divested Storage Products Division
Restructured Businesses
Market Approach
Two Large IC Market Segments:
Carrier Networking & Enterprise Networking
Differentiated Technology Advantages
Expanding Tier 1 Customer Relationships
Investing for Growth
Integrated R&D Organization
Focused on High-Growth Markets
Investing in New Product Development
Gaining Share in Critical Markets

Management Team
Avnet, National Semiconductor,
TriQuint Semiconductor, Teradyne
2001
Tony
Conoscenti
VP, Product Marketing
GAIN Electronics, Prudential Securities,
AT&T
Intel, American Microsystem, Intersil,
Siliconix, Alliance Semiconductor,
Sun Microsystems
1988
2001
Mike Logan
Phil Richards
VP, Sales
(Eastern U.S. & Europe)
VP, Sales
(Western U.S. & Asia)
Rockwell International Science Center,
St. Jude Medical
1996 Roy Carew VP, Quality
2006
2007
2007
2006
1986
Tenure
3Com, Audio Processing Technology,
Tritel Telecommunications, CSD Hathaway
Paul Browne VP, Engineering
Ciena, Internet Photonics,
Lucent (Bell Labs)
Martin Nuss VP, Strategy and Technology
Capella Photonics, Avanex Corporation,
Actelis Networks
Rich Yonker Chief Financial Officer
Worldwide Restaurant Concepts, Atlantic
Richfield, Montgomery Ward
Michael Green
VP, General Counsel and
Corporate Secretary
Bell Labs Chris Gardner Chief Executive Officer
Experience Officer Position

6 The World Is ‘Networking’ 100X increase in traffic drives: Increased bandwidth, scalability, and reliability

Ethernet MACs, Ethernet Switches & PHYs
Markets, Trends, and Product Lines
METRO & ACCESS
NETWORKS
DATA CENTER &
LARGE ENTERPRISES
LOCAL AREA SMALL
MEDIUM ENTERPRISES
Optical PHYs and Signal Integrity Devices
Processing ICs: Framers, Mappers, & TSI Switches
Transition to Carrier Ethernet
Access & SAN Convergence to Ethernet Higher Integration
Capacity and Speed Upgrades
CORE & OPTICAL
NETWORKS

$2.5 Billion Market; R&D Investments for Growth
METRO & ACCESS
NETWORKS
DATA CENTER &
LARGE ENTERPRISES
CORE & OPTICAL
NETWORKS
Served Market $2.5B - CAGR~20%
2009 IC TAM
Vitesse R&D Investment Level
Ethernet
MACs, Switches, PHYs
Optical PHYs
Signal Integrity
IP
Processing ICs
Processing ICs:
Framers, Mappers,
TSI Switches
Ethernet MACs,
Ethernet Switches
PHYs
Optical  PHYs
Signal Integrity
$749 M
$1014 M
$724 M
Sources: Infonetics, IDC, RHK, Vitesse
LOCAL AREA SMALL
MEDIUM ENTERPRISES

9 Complete Product Solutions Drive Platform Wins

Shifts to Ethernet Fuel Growth
0
100
200
300
400
2007 2008 2009 2010
0
50
100
150
200
2007 2008 2009 2010
Sources: IDC, RHK
Vitesse
0
100
200
300
400
2007 2008 2009 2010
57% CAGR
10 Gigabit Ethernet IC Market
Signal Integrity IC Market
Stable Base Accelerating Growth
0
100
200
300
400
500
2007 2008 2009 2010
SONET PHY/PMD IC Market
SONET Framer/Mapper IC Market
8% CAGR
4% CAGR
24% CAGR

Value Proposition
$2.5 Billion Market
Poised for Transition:  Convergence to Ethernet
Solid 2007 Performance
Re-structured Balance Sheet • SEC Compliant in 2008
Strong Position as 20-Year Single-Sourced Supplier at Tier 1 OEMs
Proven Technology Leader and Innovator
Improving Operational Metrics
Investing in Growth with Integrated R&D Organization

Financials

Financial Results
Today, Vitesse is not current with its filings with the Securities and
Exchange Commission.
On August 29, 2008, Vitesse issued a press release and filed an
8-K announcing its financial results for fiscal 2006 and 2007;
the Company plans to file its Form 10-K Annual Report by
September 30, 2008.
The 10-Qs for Vitesse’s first three quarters of fiscal year 2008 are expected to be filed by November 2008, in a single filing.
Vitesse plans to resume normal and timely SEC filing practices beginning with its fiscal year 2008 Form 10-K in December 2008.

Financial Summary
2007 2006
Revenue 221.9 $          203.2 $
    CoGs 113.7              112.7
Gross Profit 108.2             90.5
    % of Sales 49% 45%
R&D 47.2               66.4
    % of Sales 21% 33%
SGA&O 49.6               57.6
    % of Sales 22% 28%
Non-Recurring Remediation 13.6               16.6
Operating Income (2.2) $            (50.1) $
    % of Sales -1% -25%
Other income/(expense), net (2.8)                (1.1)
Taxes 0.2                 0.8
Loss from Continuing Operations (5.2) $            (52.0) $
    % of Sales -2% -26%
Discontinued Operations (16.8)              (15.3)
Net Income (22.0) $          (67.3) $
    % of Sales -10% -33%
Loss Per Share
    Continuing Operations (0.02) $           (0.23) $
    Discontinued Operations (0.08) $           (0.07) $
Weighted Avg. Shares Outstanding 223,556          222,137
Cash 26.0 $             25.3 $
Net Inventory 33.7 $             60.6 $
A/P 15.0 $             26.3 $
$ in Millions
UNAUDITED
UNAUDITED
INCOME STATEMENT
BALANCE SHEET

15 Revenue Growth From Core Markets Revenue Growth Networking + Ethernet + 17% Storage (12%) Total + 9.2% 0 50 100 150 200 250 2006 2007 Networking Ethernet Storage

Long-Term Financial Targets
Income statement targets as % of revenues
Gross margins 55% to 60%
R&D  25% to 28%
SG&A 11% to 14% (excluding depreciation)
EBITDA  17% to 22%
Balance sheet targets
Inventory turns per year: 4
Accounts payable and accounts receivable at normal industry levels

Key Takeaways
New management team guiding business improvements
Financials for fiscal years 2006 and 2007 now available. Demonstrates improved financial position and operational structure
20 year history of technology innovation and recognized leadership in high speed optical and telecom products
Solid Tier 1 customer relationships with OEM leaders
Renewed focus on Networking and Enterprise better align Company resources with growth opportunities in Carrier and Enterprise markets
Improved Corporate Governance; new Board members and Corporate
Governance policies

Thank You